Exhibit 99.1

R-Tech Ueno, Ltd. Financial Statements for the Years Ended March 31, 2015, 2014 and 2013, and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of R-Tech Ueno, Ltd.
Tokyo, Japan:

We have audited the accompanying financial statements of R-Tech Ueno, Ltd. (the "Company"), which comprise the balance sheets as of March 31, 2015 and 2014 and the related statements of income, changes in equity, and cash flows for each of the three years in the period ended March 31, 2015, and the related notes to the financial statements (all expressed in Japanese yen).

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in Japan ("Japanese GAAP"); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R-Tech Ueno, Ltd. as of March 31, 2015 and 2014 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2015, in accordance with Japanese GAAP.

Emphasis of Matter

Japanese GAAP varies in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 17 to the financial statements. Our opinion is not modified with respect to this matter.

Convenience Translation

Our audits also comprehended the translation of Japanese yen amounts into U.S. dollar amounts and, in our opinion, such translation has been made in conformity with the basis stated in Note 1 to the financial statements. Such U.S. dollar amounts are presented solely for the convenience of readers outside Japan.

/s/ DELOITTE TOUCHE TOHMATSU LLC

Tokyo, Japan
June 24, 2016

R-Tech Ueno, Ltd.

Balance Sheets
March 31, 2015 and 2014

	Thousands of Yen		Thousands of U.S. Dollars (Note 1)
assets	2015	2014	2015

CURRENT ASSETS:
Cash and cash equivalents (Note 12)	¥4,362,911	¥3,215,011	$36,358
Time deposits (Note 12)	3,400,000	3,400,000	28,333
Receivables (Note 13):
Trade accounts (Note 12)	824,949	415,900	6,875
Other	79,235	127	660
Inventories (Note 4)	1,544,071	1,319,444	12,867
Deferred tax assets (Note 10)	142,418	50,650	1,187
Other current assets (Note 13)	200,150	549,673	1,668
Total current assets	10,553,734	8,950,805	87,948
PROPERTY, PLANT AND EQUIPMENT:
Buildings and structures	533,006	527,725	4,442
Machinery and equipment	659,077	659,077	5,492
Furniture and fixtures	736,699	730,575	6,139
Lease assets	20,023	20,023	167
Total	1,948,805	1,937,400	16,240
Accumulated depreciation	(1,600,484)	(1,521,628)	(13,337)
Net property, plant and equipment	348,321	415,772	2,903
INVESTMENTS AND OTHER ASSETS:
Investment securities (Notes 3 and 12)	4,646,846	1,828,767	38,724
Trademarks	3,717	26,017	31
Software	17,413	13,044	145
Security deposits and guarantee deposits (Note 13)	52,360	70,797	436
Other assets	41,166	48,937	343
Total investments and other assets	4,761,502	1,987,562	39,679
TOTAL	¥15,663,557	¥11,354,139	$130,530

	Thousands of Yen		Thousands of U.S. Dollars (Note 1)
LIABILITIES AND EQUITY	2015	2014	2015
CURRENT LIABILITIES:
Payables (Note 12):
Trade accounts	¥360,257	¥189,941	$3,002
Lease liabilities (Note 5)	4,948	5,153	41
Other (Note 13)	199,877	220,951	1,666
Income taxes payable (Note 12)	361,669	302,589	3,014
Accrued expenses	18,226	13,564	152
Advance received from customers (Note 13)	119,102	147,429	993
Other current liabilities	91,098	19,299	759
Total current liabilities	1,155,177	898,926	9,627
LONG-TERM LIABILITIES:
Long-term debt (Notes 5 and 12)	1,049,810	647,954	8,748
Lease liabilities (Note 5)	4,743	9,691	40
Deferred tax liabilities (Note 10)	1,416,290	572,735	11,802
Asset retirement obligations (Note 7)	41,295	40,590	344
Other	29,306	29,306	245
Total long-term liabilities	2,541,444	1,300,276	21,179
COMMITMENTS AND CONTINGENT LIABILITIES
EQUITY (Notes 8, 9 and 16):
Common stock - authorized, 38,400,000 shares; issued, 19,311,800 shares in 2015, 19,301,600 shares in 2014 and 19,290,400 shares in 2013	661,760	658,675	5,515
Capital surplus	601,560	598,475	5,013
Stock acquisition rights	73,601	50,801	613
Retained earnings:
Legal reserve	14,540	14,540	121
Unappropriated	7,506,747	6,690,276	62,556
Treasury stock - at cost, 52 shares in 2015	(82)	-	(1)
Unrealized gain on available-for-sale securities	3,108,810	1,142,170	25,907
Total equity	11,966,936	9,154,937	99,724
TOTAL	¥15,663,557	¥11,354,139	$130,530

See notes to financial statements.

R-Tech Ueno, Ltd.

Statements of Income
Years Ended March 31, 2015, 2014 and 2013

	Thousands of Yen			Thousands of U.S. Dollars (Note 1)
	2015	2014	2013	2015

NET SALES (Note 13)	¥6,559,429	¥5,578,322	¥4,540,011	$54,662
COST OF SALES	2,286,181	2,026,644	1,703,348	19,052
Gross profit	4,273,248	3,551,678	2,836,663	35,610
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (Note 11)	2,663,760	2,172,710	2,064,522	22,198
Operating income	1,609,488	1,378,968	772,141	13,412
OTHER INCOME (EXPENSES):
Interest and dividend income	2,505	2,610	5,493	21
Loss on disposal of property, plant and equipment	(87)	(106)	(4,668)	(1)
Foreign exchange gain	143,158	52,524	93,236	1,193
Other - net	8,029	2,756	6,701	67
Other income - net	153,605	57,784	100,762	1,280
INCOME BEFORE INCOME TAXES	1,763,093	1,436,752	872,903	14,692
INCOME TAXES (Note 10):
Current	563,734	386,412	350,493	4,697
Deferred	(99,652)	16,004	(30,322)	(830)
Total income taxes	464,082	402,416	320,171	3,867
NET INCOME	¥1,299,011	¥1,034,336	¥552,732	$10,825

	Yen			U.S. Dollars
	2015	2014	2013	2015

PER SHARE OF COMMON STOCK (Note 14):
Basic net income	¥67.3	¥53.6	¥28.3	$0.6
Diluted net income	66.8	53.2	28.1	0.6
Cash dividends applicable to the year	30.0	25.0	15.0	0.3

See notes to financial statements.

R-Tech Ueno, Ltd.

Statements of Changes in Equity
Years Ended March 31, 2015, 2014 and 2013

	Thousands	Thousands of Yen
	Outstanding Number			Stock	Retained Earnings			Unrealized Gain on
	of Shares of Common Stock	Common Stock	Capital Surplus	Acquisition Rights	Legal Reserve	Unappropriated	Treasury Stock	Available-for-Sale Securities	Total Equity

BALANCE, MARCH 31, 2012	19,588,800	¥653,987	¥593,787	¥12,434	¥14,540	¥5,875,959	¥-	¥944,386	¥8,095,093

Net income						552,732			552,732
Cash dividends, ¥15 per share						(295,332)			(295,332)
Purchase of treasury stock	(400,000)						(188,062)		(188,062)
Retirement of treasury stock						(188,063)	188,062		(1)
Exercise of stock options	1,600	264	264						528
Net change in the year				12,768				4,436	17,204

BALANCE, MARCH 31, 2013	19,290,400	654,251	594,051	25,202	14,540	5,945,296	-	948,822	8,182,162

Net income						1,034,336			1,034,336
Cash dividends, ¥15 per share						(289,356)			(289,356)
Exercise of stock options	11,200	4,424	4,424						8,848
Net change in the year				25,599				193,348	218,947

BALANCE, MARCH 31, 2014	19,301,600	658,675	598,475	50,801	14,540	6,690,276	-	1,142,170	9,154,937

Net income						1,299,011			1,299,011
Cash dividends, ¥25 per share						(482,540)			(482,540)
Purchase of treasury stock							(82)		(82)
Exercise of stock options	10,200	3,085	3,085						6,170
Net change in the year				22,800				1,966,640	1,989,440

BALANCE, MARCH 31, 2015	19,311,800	¥661,760	¥601,560	¥73,601	¥14,540	¥7,506,747	¥(82)	¥3,108,810	¥11,966,936

		Thousands of U.S. Dollars (Note 1)
				Stock	Retained Earnings			Unrealized Gain on
		Common Stock	Capital Surplus	Acquisition Rights	Legal Reserve	Unappropriated	Treasury Stock	Available-for-Sale Securities	Total Equity
BALANCE, MARCH 31, 2014		$5,489	$4,987	$423	$121	$55,752	$-	$9,518	$76,290

Net income						10,825			10,825
Cash dividends, $0.2 per share						(4,021)			(4,021)
Purchase of treasury stock							(1)		(1)
Exercise of stock options		26	26						52
Net change in the year				190				16,389	16,579

BALANCE, MARCH 31, 2015		$5,515	$5,013	$613	$121	$62,556	$(1)	$25,907	$99,724

See notes to financial statements.

The numbers of shares and dividends have been retrospectively restated for the share split conducted as of July 1, 2013 (at a ratio of 1:200).

R-Tech Ueno, Ltd.

Statements of Cash Flows
Years Ended March 31, 2015, 2014 and 2013

	Thousands of Yen			Thousands of U.S. Dollars (Note 1)
	2015	2014	2013	2015
OPERATING ACTIVITIES:
Income before income taxes	¥1,763,093	¥1,436,752	¥872,903	$14,692
Adjustments for:
Income taxes - paid	(514,389)	(184,882)	(407,359)	(4,287)
Depreciation and amortization	121,296	137,835	129,804	1,011
Share based compensation	34,787	28,016	13,296	290
Foreign exchange gain	(121,994)	(60,746)	(81,224)	(1,017)
Litigation settlement (Note 13)	(30,000)	-	-	(250)
Changes in assets and liabilities, net of effects:
(Increase) decrease in trade accounts receivable	(409,049)	741,902	(688,606)	(3,409)
(Increase) decrease in inventories	(224,627)	(37,059)	13,695	(1,872)
(Increase) decrease in interest and dividends receivable	(137)	1,478	(1,488)	(1)
(Increase) decrease in prepaid expenses	(5,739)	(1,140)	4,776	(48)
(Increase) decrease in advance payments	350,123	(327,873)	76,256	2,918
Increase (decrease) in trade accounts payable	170,316	(62,502)	128,433	1,419
Increase (decrease) in other accounts payable	26,620	(158,951)	154,716	222
Increase (decrease) in accrued expenses	4,662	(6,715)	2,074	39
(Decrease) increase in advance received	(28,326)	(50,480)	105,921	(236)
Other - net	2,066	(27,455)	(55,815)	18
Total adjustments	(624,391)	(8,572)	(605,521)	(5,203)

Net cash provided by operating activities	1,138,702	1,428,180	267,382	9,489

INVESTING ACTIVITIES:
Payment into time deposits	(6,800,000)	(3,400,000)	(4,600,000)	(56,667)
Withdrawal of time deposits	6,800,000	3,400,000	4,600,000	56,667
Purchases of property, plant and equipment	(18,605)	(105,010)	(72,332)	(155)
Purchases of intangible assets	(9,627)	(4,510)	(68,111)	(80)
Payments for security deposits and guarantee deposits	(1,833)	-	-	(16)
Other - net	1	1,902	(57,129)	0

Net cash used in investing activities	(30,064)	(107,618)	(197,572)	(251)

FINANCING ACTIVITIES:
Repayment of lease liabilities	(4,758)	(4,880)	(4,006)	(40)
Proceeds from issuance of long-term debt	401,856	401,093	246,861	3,349
Repurchase of treasury stock	(82)	-	(188,064)	(1)
Dividends paid	(482,385)	(288,626)	(294,953)	(4,019)
Exercise of stock options	2,638	6,430	0	22

Net cash (used in) provided by financing activities	(82,731)	114,017	(240,162)	(689)

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS ON CASH AND CASH EQUIVALENTS	121,993	60,746	80,369	1,017

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,147,900	1,495,325	(89,983)	9,566

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,215,011	1,719,686	1,809,669	26,792

CASH AND CASH EQUIVALENTS, END OF YEAR	¥4,362,911	¥3,215,011	¥1,719,686	$36,358

See notes to financial statements.

R-Tech Ueno, Ltd.

Notes to Financial Statements
Years Ended March 31, 2015, 2014 and 2013

1.	BASIS OF PRESENTATION OF FINANCIAL STATEMENTS

The accompanying financial statements have been prepared in accordance with the provisions set forth in the Japanese Financial Instruments and Exchange Act and its related accounting regulations and in accordance with accounting principles generally accepted in Japan ("Japanese GAAP"), which are different in certain respects from accounting principles generally accepted in the United States of America ("U.S. GAAP") as to the application and disclosure requirements. A discussion of certain significant differences between Japanese GAAP and U.S. GAAP is presented under Note 17 of these financial statements.

In preparing these financial statements, certain reclassifications and rearrangements have been made to the financial statements issued domestically in order to present them in a form which is more familiar to readers outside Japan. In addition, certain reclassifications have been made to the financial statements for the years ended March 31, 2014 and 2013 to conform to the classifications used in 2015.

The financial statements are stated in Japanese yen, the currency of the country in which R-Tech Ueno, Ltd. (the "Company") is incorporated and operates. The translations of Japanese yen amounts into U.S. dollar amounts are included solely for the convenience of readers outside Japan and have been made at the rate of ¥120.00 to $1, the approximate rate of exchange at March 31, 2015. Such translations should not be construed as representations that the Japanese yen amounts could be converted into U.S. dollars at that or any other rate.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Cash Equivalents - Cash equivalents are short-term investments that are readily convertible into cash and that are exposed to insignificant risk of changes in value.

Cash equivalents include time deposits, which mature or become due within three months of the date of acquisition.

b.	Inventories - Inventories are stated at the lower of cost, determined by the average cost method for finished products, work in process and raw material, and by the actual cost method for supplies, or net selling value.

c.	Investment Securities - Investment securities are classified and accounted for, depending on management's intent, as available-for-sale securities and reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of equity.

d.	Property, Plant and Equipment - Property, plant and equipment are stated at cost. Depreciation of property, plant and equipment of the Company is computed by the declining-balance method except for buildings which are depreciated using the straight-line method, based on the estimated useful lives of the assets.

The estimated useful lives are as follows:

Buildings:	5 to 34 years
Structures:	4 to 15 years
Machinery and equipment:	2 to 8 years
Furniture and fixtures:	2 to 15 years

e.	Intangible Assets - Intangible assets with estimated useful lives are amortized over their estimated useful lives using the straight-line method.

The estimated useful lives are as follows:

Trademark	10 years
Software	5 years

f.	Long-Lived Assets - The Company reviews its long-lived assets for impairment whenever events or changes in circumstance indicate the carrying amount of an asset or asset group may not be recoverable. An impairment loss is recognized if the carrying amount of an asset or asset group exceeds the sum of the undiscounted future cash flows expected to result from the continued use and eventual disposition of the asset or asset group. The impairment loss would be measured as the amount by which the carrying amount of the asset exceeds its recoverable amount, which is the higher of the discounted cash flows from the continued use and eventual disposition of the asset or the net selling price at disposition.

No impairment loss was recorded for the years ended March 31, 2015, 2014 and 2013.

g.	Pension Plan - The Company participates in a defined contribution pension plan. Contributions to the pension plan are recorded as expenses when incurred because the plan assets attributable to each participant cannot be reasonably determined.

h.	Asset Retirement Obligations - In March 2008, the Accounting Standard Board of Japan ("ASBJ") issued ASBJ Statement No. 18, "Accounting Standard for Asset Retirement Obligations" and ASBJ Guidance No. 21, "Guidance on Accounting Standard for Asset Retirement Obligations." Under this accounting standard, an asset retirement obligation is defined as a legal obligation imposed either by law or contract that results from the acquisition, construction, development and normal operation of a tangible fixed asset and is associated with the retirement of such tangible fixed asset. The asset retirement obligation is recognized as the sum of the discounted cash flows required for the future asset retirement and is recorded in the period in which the obligation is incurred if a reasonable estimate can be made. If a reasonable estimate of the asset retirement obligation cannot be made in the period the asset retirement obligation is incurred, the liability should be recognized when a reasonable estimate of the asset retirement obligation can be made. Upon initial recognition of a liability for an asset retirement obligation, an asset retirement cost is capitalized by increasing the carrying amount of the related fixed asset by the amount of the liability. The asset retirement cost is subsequently allocated to expense through depreciation over the remaining useful life of the asset. Over time, the liability is accreted to its present value each period. Any subsequent revisions to the timing or the amount of the original estimate of undiscounted cash flows are reflected as an adjustment to the carrying amount of the liability and the capitalized amount of the related asset retirement cost.

i.	Stock Options - In December 2005, the ASBJ issued ASBJ Statement No. 8, "Accounting Standard for Stock Options" and related guidance. The new standard and guidance are applicable to stock options newly granted on and after May 1, 2006. This standard requires companies to measure the cost of employee stock options based on the fair value at the date of grant and recognize compensation expense over the vesting period as consideration for receiving goods or services. The standard also requires companies to account for stock options granted to non-employees based on the fair value of either the stock options or the goods or services received. In the balance sheet, stock options are presented as stock acquisition rights as a separate component of equity until exercised. The standard covers equity-settled, share-based payment transactions, but does not cover cash-settled, share-based payment transactions. In addition, the standard allows unlisted companies to measure options at their intrinsic value if they cannot reliably estimate fair value.

j.	Research and Development Costs - Research and development costs are charged to income as incurred.

k.

Leases - The accounting standard for lease transactions requires that all finance lease transactions be capitalized recognizing lease assets and lease obligations in the balance sheet.

The Company leases certain furniture, which is capitalized and included in lease assets in the balance sheet. Depreciation of leased assets is computed by the straight-line method over the leasing period with no residual value.

l.	Income Taxes - The provision for income taxes is computed based on the pretax income included in the statement of income. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Deferred taxes are measured by applying currently enacted income tax rates to the temporary differences.

m.	Foreign Currency Transactions - All short-term and long-term monetary receivables and payables denominated in foreign currencies are translated into Japanese yen at the exchange rates at the balance sheet date. The foreign exchange gains and losses from translation are recognized in the statement of income.

n.	Per Share Information - Basic net income per share is computed by dividing net income available to common shareholders by the weighted-average number of common shares outstanding for the period, retroactively adjusted for stock splits.

Diluted net income per share reflects the potential dilution that could occur if securities were exercised or converted into common stock. Diluted net income per share of common stock assumes full conversion of the outstanding warrants at the beginning of the year (or at the time of issuance) with an applicable adjustment for related interest expense, net of tax, and full exercise of outstanding warrants.

Cash dividends per share presented in the accompanying statement of income are dividends applicable to the respective fiscal years, including dividends to be paid after the end of the year, retroactively adjusted for stock splits.

o.	Consumption Taxes - Consumption taxes have been excluded from sales.

p.	Accounting Changes and Error Corrections - In December 2009, the ASBJ issued ASBJ Statement No. 24, "Accounting Standard for Accounting Changes and Error Corrections" and ASBJ Guidance No. 24, "Guidance on Accounting Standard for Accounting Changes and Error Corrections." Accounting treatments under this standard and guidance are as follows: (1) Changes in Accounting Policies - When a new accounting policy is applied following revision of an accounting standard, the new policy is applied retrospectively unless the revised accounting standard includes specific transitional provisions, in which case the entity shall comply with the specific transitional provisions. (2) Changes in Presentation - When the presentation of financial statements is changed, prior-period financial statements are reclassified in accordance with the new presentation. (3) Changes in Accounting Estimates - A change in an accounting estimate is accounted for in the period of the change if the change affects that period only, and is accounted for prospectively if the change affects both the period of the change and future periods. (4) Corrections of Prior-Period Errors - When an error in prior-period financial statements is discovered, those statements are restated.

3.	INVESTMENT SECURITIES

Investment securities as of March 31, 2015 and 2014, consisted of the following:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015
Non-current:
Marketable equity securities	¥4,646,846	¥1,828,767	$38,724

Total	¥4,646,846	¥1,828,767	$38,724

The costs and aggregate fair values of investment securities at March 31, 2015 and 2014, were as follows:

	Thousands of Yen
March 31, 2015	Cost	Unrealized Gains	Unrealized Losses	Fair Value

Securities classified as:
Available-for-sale:
Equity securities	¥55,486	¥4,591,360	¥-	¥4,646,846

March 31, 2014

Securities classified as:
Available-for-sale:
Equity securities	¥55,486	¥1,773,281	¥-	¥1,828,767

	Thousands of U.S. Dollars
March 31, 2015	Cost	Unrealized Gains	Unrealized Losses	Fair Value
Securities classified as:
Available-for-sale:
Equity securities	$463	$38,261	$-	$38,724

No impairment losses on available-for-sale equity securities were recorded for the years ended March 31, 2015, 2014 and 2013.

4.	INVENTORIES

Inventories at March 31, 2015 and 2014, consisted of the following:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Finished products	¥138,275	¥127,800	$1,152
Work in process	1,160,809	1,126,444	9,673
Raw materials and supplies	244,987	65,200	2,042

Total	¥1,544,071	¥1,319,444	$12,867

5.	LONG-TERM DEBT

Long-term debt as of March 31, 2015 and 2014 is summarized below.

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Unsecured non-interest-bearing loans from Japan Science and Technology Agency (JST)	¥1,049,810	¥647,954	$8,748
Obligations under finance leases	9,691	14,844	81
Total	1,059,501	662,798	8,829
Less current portion	(4,948)	(5,153)	(41)

Long-term debt, less current portion	¥1,054,553	¥657,645	$8,788

There is no long-term debt with a maturity date within five years. The maturity of long-term debt from JST will be determined for ten years from the launch of a product which is the outcome of related research and development activity.

6.	PENSION PLAN

The Company participates in a defined contribution pension plan, and records the required contributions as retirement benefit expenses. The amount of retirement benefit expenses for the years ended March 31, 2015, 2014 and 2013 were \21,584 thousand ($180 thousand), \20,802 thousand and \21,818 thousand, respectively.

7.	ASSET RETIREMENT OBLIGATIONS

a.	Overview of the Asset Retirement Obligations

Asset retirement obligations relate to restoration requirements associated with the real estate lease agreements for the Tokyo head office, Sanda plant and Kobe Research Center.

b.	Method of Calculating the Amount of Asset Retirement Obligations

The amount of asset retirement obligations was calculated by applying a usage period estimated to range between 13 and 27 years from lease inception date, and the discount rate was derived from the average yield of government bonds with terms corresponding to the usage period, which range from 1.146% to 2.266%.

c.	Changes in Asset Retirement Obligations

The changes in asset retirement obligations for the years ended March 31, 2015 and 2014, were as follows:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Balance at beginning of year	¥40,590	¥30,130	$338
Additional provisions associated with the inception of lease assets	-	9,658	-
Reconciliation associated with passage of time	705	802	6

Balance at end of year	¥41,295	¥40,590	$344

8.	EQUITY

Japanese companies are subject to the Companies Act of Japan (the "Companies Act"). The significant provisions in the Companies Act that affect financial and accounting matters are summarized below:

a.	Dividends

Under the Companies Act, companies can pay dividends at any time during the fiscal year in addition to the year-end dividend upon resolution at the shareholders' meeting. For companies that meet certain criteria including (1) having a Board of Directors, (2) having independent auditors, (3) having an Audit & Supervisory Board, and (4) the term of service of the directors being prescribed as one year rather than the normal two-year term by its articles of incorporation, the Board of Directors may declare dividends (except for dividends-in-kind) at any time during the fiscal year if the Company has prescribed so in its articles of incorporation. The Company meets all the above criteria.

Semiannual interim dividends may also be paid once a year upon resolution by the Board of Directors if the articles of incorporation of the Company so stipulate. The Companies Act provides certain limitations on the amounts available for dividends or the purchase of treasury stock. The limitation is defined as the amount available for distribution to the shareholders, but the amount of net assets after dividends must be maintained at no less than \3,000 thousand.

b.	Increases/Decreases and Transfer of Common Stock, Reserve and Surplus

The Companies Act requires that an amount equal to 10% of dividends must be appropriated as a legal reserve (a component of retained earnings) or as additional paid-in capital (a component of capital surplus), depending on the equity account charged upon the payment of such dividends, until the aggregate amount of legal reserve and additional paid-in capital equals 25% of the common stock. Under the Companies Act, the total amount of additional paid-in capital and legal reserve may be reversed without limitation. The Companies Act also provides that common stock, legal reserve, additional paid-in capital, other capital surplus and retained earnings can be transferred among the accounts within equity under certain conditions upon resolution of the shareholders.

c.	Treasury Stock and Treasury Stock Acquisition Rights

The Companies Act also provides for companies to purchase treasury stock and dispose of such treasury stock by resolution of the Board of Directors. The amount of treasury stock purchased cannot exceed the amount available for distribution to the shareholders which is determined by a specific formula. Under the Companies Act, stock acquisition rights are presented as a separate component of equity. The Companies Act also provides that companies can purchase both treasury stock acquisition rights and treasury stock. Such treasury stock acquisition rights are presented as a separate component of equity or deducted directly from stock acquisition rights.

On July 1, 2013, the Company made a two hundred-for-one stock split by way of a free share distribution based on the resolution of the Board of Directors' meeting held on May 15, 2013. The numbers of shares, earnings per share and dividends per share presented in the financial statements have been retrospectively restated for the share split.

9.	STOCK OPTIONS

a.	Expenses for Stock Options and Account Titles

	Thousands of Yen			Thousands of U.S. Dollars
	2015	2014	2013	2015

Share based compensation recorded as selling, general and administrative expenses	¥34,787	¥26,599	¥12,897	$290

b.	Amount Recorded as Other Income Due to Forfeiture of Unexercised Stock Options

	Thousands of Yen					Thousands of U.S. Dollars
	2015	2014		2013		2015

Other income	¥8,453		¥-		¥-	$70

c.	Stock Options Outstanding as of March 31, 2015

Stock Option	Persons Granted	Number of Shares*	Date of Grant	Exercise Price	Exercise Period

2006 Stock Option (1)	2 directors 4 employees	329,600 shares	2/20/2006	¥1,475 ($12.3)	From 2/17/2008 to 2/16/2016

2006 Stock Option (2)	3 directors 2 employees	53,600 shares	7/1/2006	¥1,475 ($12.3)	From 6/29/2008 to 6/28/2016

2011 Stock Option (1)	2 directors	40,000 shares	8/10/2011	¥1 ($0.0)	From 8/11/2011 to 8/10/2041

2011 Stock Option (2)	9 employees	10,000 shares	8/10/2011	¥1 ($0.0)	From 8/11/2011 to 8/10/2016

2012 Stock Option (1)	2 directors	40,000 shares	8/10/2012	¥1 ($0.0)	From 8/11/2012 to 8/10/2042

2012 Stock Option (2)	17 employees	19,000 shares	8/10/2012	¥1 ($0.0)	From 8/11/2012 to 8/10/2017

2013 Stock Option (1)	2 directors	9,900 shares	8/9/2013	¥1 ($0.0)	From 8/10/2013 to 8/9/2043

2013 Stock Option (2)	12 employees	8,800 shares	8/9/2013	¥1 ($0.0)	From 8/10/2013 to 8/9/2018

2014 Stock Option (1)	2 directors	14,000 shares	8/14/2014	¥1 ($0.0)	From 8/15/2014 to 8/14/2044

2014 Stock Option (2)	13 employees	15,400 shares	8/14/2014	¥1 ($0.0)	From 8/15/2014 to 8/14/2019

*	The numbers of shares indicated above are calculated based on the number of shares after the share split was conducted as of July 1, 2013 (at a ratio of 1:200).

The details of stock options are as follows:

Stock Option	Vesting Conditions	Service Period

2006 Stock Option (1)	Each holder shall hold the position of director, corporate auditor or employee of the Company at the time of exercising the stock option as well as its grant date. However, those who have retired from the position of director or corporate auditor due to expiry of the service term or employees who have lost their position for reasons other than for cause may exercise their stock options after the Company's IPO and within one month from the retirement date.	Not applicable

2006 Stock Option (2)	Same as the above 2006 Stock Option (1)	Not applicable

2011 Stock Option (1)	A person who was granted stock options may basically exercise the stock options only within 10 days following the date of retirement as the Company's director. In addition, each stock option may not be exercised in part.	Not applicable

2011 Stock Option (2)	A person who was granted stock options is required to hold the position of director, corporate auditor, or employee of the Company at the time of exercise. However, those who retired from their office due to expiry of the service term or were separated from the Company for reasons other than for cause may exercise their stock options within 30 days from the separation date. In addition, each stock option may not be exercised in part.	Not applicable

2012 Stock Option (1)	Same as the above 2011 Stock Option (1)	Not applicable

2012 Stock Option (2)	Same as the above 2011 Stock Option (2)	Not applicable

2013 Stock Option (1)	Same as the above 2011 Stock Option (1)	Not applicable

2013 Stock Option (2)	Same as the above 2011 Stock Option (2)	Not applicable

2014 Stock Option (1)	Same as the above 2011 Stock Option (1)	Not applicable

2014 Stock Option (2)	Same as the above 2011 Stock Option (2)	Not applicable

d.	Stock Option Activity

The numbers of options indicated below have been retrospectively restated for the share split conducted as of July 1, 2013 (at a ratio of 1:200).

	2006 Stock Option (1)	2006 Stock Option (2)	2011 Stock Option (1)	2011 Stock Option (2)	2012 Stock Option (1)	2012 Stock Option (2)	2013 Stock Option (1)	2013 Stock Option (2)	2014 Stock Option (1)	2014 Stock Option (2)
					(Shares)
Year Ended March 31, 2014

Non-vested
April 1, 2013 - Outstanding	-	-	-	5,400	-	15,800	-	-	-	-
Granted	-	-	-	-	-	-	9,900	8,800	-	-
Canceled	-	-	-	-	-	-	-	-	-	-
Vested	-	-	-	5,400	-	5,600	9,900	1,000	-	-
March 31, 2014 - Outstanding	-	-	-	-	-	10,200	-	7,800	-	-

Vested
April 1, 2013 - Outstanding	165,200	4,800	40,000	3,800	40,000	2,400	-	-	-	-
Vested	-	-	-	5,400	-	5,600	9,900	1,000	-	-
Exercised	4,000	-	-	3,200	-	3,000	-	200	-	-
Canceled	-	-	-	-	-	-	-	-	-	-
March 31, 2014 - Outstanding	161,200	4,800	40,000	6,000	40,000	5,000	9,900	800	-	-

Year Ended March 31, 2015

Non-vested
April 1, 2014 - Outstanding	-	-	-	-	-	10,200	-	7,800	-	-
Granted	-	-	-	-	-	-	-	-	14,000	15,400
Canceled	-	-	-	-	-	1,200	-	1,600	-	1,500
Vested	-	-	-	-	-	9,000	-	3,000	14,000	3,400
March 31, 2015 - Outstanding	-	-	-	-	-	-	-	3,200	-	10,500

Vested
April 1, 2014 - Outstanding	161,200	4,800	40,000	6,000	40,000	5,000	9,900	800	-	-
Vested	-	-	-	-	-	9,000	-	3,000	14,000	3,400
Exercised	-	-	-	400	-	4,600	-	800	-	400
Canceled	-	-	-	2,200	-	1,000	-	800	-	500
March 31, 2015 - Outstanding	161,200	4,800	40,000	3,400	40,000	8,400	9,900	2,200	14,000	2,500

Exercise price	¥1,475 ($12.3)	¥1,475 ($12.3)	¥1 ($0.0)	¥1 ($0.0)	¥1 ($0.0)	¥1 ($0.0)	¥1 ($0.0)	¥1 ($0.0)	¥1 ($0.0)	¥1 ($0.0)
Average stock price at exercise	¥ - ($ -)	¥ - ($ -)	¥ - ($ -)	¥1,499 ($12.5)	¥ - ($ -)	¥1,459 ($12.2)	¥ - ($ -)	¥1,499 ($12.5)	¥ - ($ -)	¥1,499 ($12.5)
Fair value price at grant date	¥ - ($ -)	¥ - ($ -)	¥259 ($2.2)	¥354 ($2.9)	¥223 ($1.9)	¥305 ($2.5)	¥1,736 ($14.5)	¥1,827 ($15.2)	¥1,188 ($9.9)	¥1,308 ($10.9)

e.	Assumptions Used to Measure the Fair Value of the 2015 Stock Option

i.	2006 Stock Option (1) and 2006 Stock Option (2)

When these stock options were granted, the Company was not listed on the public markets. Therefore, the Company estimates the fair value of these stock options based on their intrinsic value which is calculated using the DCF method.

ii.	Stock Options granted after 2011 Estimate method: Black-Scholes option pricing model

	2011 Stock Option (1)	2011 Stock Option (2)	2012 Stock Option (1)	2012 Stock Option (2)	2013 Stock Option (1)	2013 Stock Option (2)	2014 Stock Option (1)	2014 Stock Option (2)
Volatility of stock price *1	85.0%	85.0%	75.6%	51.9%	86.7%	76.3%	82.0%	74.4%
Estimated remaining outstanding period (Years) *2	12.0	3.5	10.9	3.5	9.9	3.5	8.9	3.5
Estimated dividend per share *3	15	15	15	15	15	15	25	25
Risk free interest rate *4	1.3%	0.2%	0.9%	0.1%	0.8%	0.2%	0.4%	0.1%

Note

*1	Periods for computation using actual price:

2011 Stock Option (1) and 2011 Stock Option (2)	- 3 years (from April 2008 to August 2011),
2012 Stock Option (1)	- 4 years (from April 2008 to August 2012),
2012 Stock Option (2)	- 3 years (from February 2009 to August 2012),
2013 Stock Option (1)	- 5 years (from April 2008 to August 2013),
2013 Stock Option (2)	- 3 years (from February 2010 to August 2013),
2014 Stock Option (1)	- 6 years (from April 2008 to August 2014),
2014 Stock Option (2)	- 3 years (from February 2011 to August 2014)

*2	Estimated remaining outstanding period is determined based on the estimated remaining period to the retirement of persons granted or the assumption that all the options are exercised by the medium date of exercise period.

*3	Estimated dividend per share is calculated using the actual dividends in each year.

*4	For the risk free rate, the Company uses the yield of Japanese Treasury bonds applicable to the estimated remaining outstanding period of the options.

iii.	Estimation of the number of stock options vested

Because it is difficult to reasonably estimate the number of options that will be forfeited in the future, only the number of actual forfeited options is reflected.

iv.	Intrinsic value

(i)	No stock options are measured at intrinsic value as of March 31, 2015. The total intrinsic value of stock options measured at intrinsic value is \6,756 thousand as of March 31, 2014.

(ii)	The total amount of intrinsic value of exercised stock options as of the exercise date was \2,055 thousand ($17 thousand) and \470 thousand for the years ended March 31, 2015 and 2014, respectively.

10.	INCOME TAXES

The Company is subject to Japanese national and local income taxes which, in the aggregate, resulted in normal effective statutory tax rates of approximately 35.6%, 38.0% and 38.0% for the years ended March 31, 2015, 2014 and 2013, respectively.

The tax effects of significant temporary differences which resulted in deferred tax assets and liabilities at March 31, 2015 and 2014, are as follows:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Deferred tax assets:
Research and development costs	¥135,171	¥48,816	$1,126
Enterprise tax payable	31,018	28,222	258
Accrued expenses	1,665	18,928	14
Asset retirement obligations	13,334	14,445	111
Long-term non trade payables	9,463	10,430	79
Other	26,413	21,808	221
Less valuation allowance	-	(23,651)	-

Total	¥217,064	¥118,998	$1,809
Deferred tax liabilities:
Unrealized gain on available-for-sale securities	¥1,482,550	¥631,110	$12,354
Other	8,386	9,973	70

Total	1,490,936	641,083	12,424

Net deferred tax liabilities	¥1,273,872	¥522,085	$10,615

A reconciliation between the normal effective statutory tax rates and the actual effective tax rates reflected in the accompanying statement of income for the year ended March 31, 2015, with the corresponding figures for 2014 and 2013, is as follows:

	2015	2014	2013

Normal effective statutory tax rate	35.6%	38.0%	38.0%
Tax deduction on research and development costs	(10.9)	(10.3)	(8.6)
Tax on accumulated earnings	1.7	-	-
Effect of reduction of income tax rates on net deferred tax assets	1.2	-	-
Valuation allowance	(1.3)	0.5	0.4
Income taxes for prior year	-	-	6.4
Other - net	0.0	(0.2)	0.5

Actual effective tax rate	26.3%	28.0%	36.7%

New tax reform laws enacted in 2015 in Japan changed the normal effective statutory tax rate for the fiscal year beginning on or after April 1, 2015, to approximately 33.0% and for the fiscal year beginning on or after April 1, 2016, to approximately 32.3%. The effect of these changes was to decrease deferred tax liabilities, net of deferred tax assets, by \131,109 thousand ($1,093 thousand) and increase unrealized gain on available-for-sale securities by \151,515 thousand ($1,263 thousand) in the balance sheet as of March 31, 2015, and to increase income taxes-deferred in the statement of income for the year then ended by \20,406 thousand ($170 thousand).

11.	RESEARCH AND DEVELOPMENT COSTS

Research and development costs charged to income were ¥1,830,027 thousand ($15,250 thousand), ¥1,372,578 thousand and ¥1,279,566 thousand for the years ended March 31, 2015, 2014 and 2013, respectively.

12.	FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES

a.	Company Policy for Financial Instruments

The Company limits its fund management to short-term deposits, and does not have loans from banks or other financial institutions. However, the Company received non-interest-bearing loans from the JST for development of medicine for retinitis pigmentosa. In addition, the Company does not have any derivatives.

b.	Nature and Extent of Risks Arising from and Risk Management for Financial Instruments

Trade receivables are exposed to customer credit risk and the Company mitigates such risk in accordance with its credit management policies. In addition, trade receivables from product sales are denominated in foreign currencies and exposed to the market risk of fluctuation in foreign currency exchange rates. The Company reduces such risks by setting policies for foreign currency-denominated financial assets.

All investment securities are common shares of Sucampo Pharmaceuticals Inc., and the Company monitors their market value on a quarterly basis.

All trade payables and other payables are due within one year.

c.	Concentration of Credit Risk

The ratio of receivables from major customers among trade receivables for the years ended March 31, 2015 and 2014 is as follows:

Name of Customers	2015	2014

Santen Pharmaceutical Co., Ltd.	21.0%	18.4%
Takeda Pharmaceutical Company Limited	41.9%	37.5%
Sucampo AG	36.1%	43.1%

d.	Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted prices in active markets. If a quoted price is not available, another rational valuation technique is used instead.

i. Fair value of financial instruments

	Thousands of Yen
	Carrying Amount	Fair Value	Unrealized Gain/Loss

March 31, 2015

Cash and cash equivalents	¥4,362,911	¥4,362,911	¥-
Time deposits	3,400,000	3,400,000	-
Trade receivables	824,949	824,949	-
Investment securities	4,646,846	4,646,846	-

Total	¥13,234,706	¥13,234,706	¥-

Trade payables	¥360,257	¥360,257	¥-
Other payables	199,877	199,877	-
Income taxes payable	361,669	361,669	-

Total	¥921,803	¥921,803	¥-

March 31, 2014

Cash and cash equivalents	¥3,215,011	¥3,215,011	¥-
Time deposits	3,400,000	3,400,000	-
Trade receivables	415,900	415,900	-
Investment securities	1,828,767	1,828,767	-

Total	¥8,859,678	¥8,859,678	¥-

Trade payables	¥189,941	¥189,941	¥-
Other payables	220,951	220,951	-
Income taxes payable	302,589	302,589	-

Total	¥713,481	¥713,481	¥-

	Thousands of U.S. Dollars
	Carrying Amount	Fair Value	Unrealized Gain/Loss

March 31, 2015

Cash and cash equivalents	$36,358	$36,358	$-
Time deposits	28,333	28,333	-
Trade receivables	6,875	6,875	-
Investment securities	38,724	38,724	-

Total	$110,290	$110,290	$-

Trade payables	$3,002	$3,002	$-
Other payables	1,666	1,666	-
Income taxes payable	3,014	3,014	-

Total	$7,682	$7,682	$-

Cash and Cash Equivalents and Time Deposits

The carrying values of cash and cash equivalents and time deposits approximate fair value because of their short maturities.

Investment Securities

The fair values of investment securities are measured at the quoted market price of the stock exchange for the equity instruments. Fair value information for investment securities by classification is included in Note 3.

Trade Receivables, Trade Payables, Other Payables and Income Taxes Payables

The fair values of these receivables and payables approximate fair value because of their short maturities.

ii.	Carrying amount of financial instruments whose fair value cannot be reliably determined

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Long term debt	¥1,049,810	¥647,954	$8,748

Long-term debt consists of borrowings from JST whose fair value cannot reliably determined because its repayment date has not been determined. The maturity of long-term debt from JST will be determined for ten years from the launch of a product which is the outcome of related research and development activity.

e.	Maturity Analysis for Financial Assets and Securities with Contractual Maturities

	Thousands of Yen
March 31, 2015	Due in One Year or Less	Due after One Year through Five Years	Due after Five Years through Ten Years	Due after Ten Years

Cash and cash equivalents	¥4,362,911	¥-	¥-	¥-
Time deposits	3,400,000	-	-	-
Trade receivables	824,949	-	-	-

Total	¥8,587,860	¥-	¥-	¥-

	Thousands of Yen
March 31, 2014	Due in One Year or Less	Due after One Year through Five Years	Due after Five Years through Ten Years	Due after Ten Years

Cash and cash equivalents	¥3,215,011	¥-	¥-	¥-
Time deposits	3,400,000	-	-	-
Trade receivables	415,900	-	-	-

Total	¥7,030,911	¥-	¥-	¥-

	Thousands of U.S. Dollars
March 31, 2015	Due in One Year or Less	Due after One Year through Five Years	Due after Five Years through Ten Years	Due after Ten Years

Cash and cash equivalents	$36,358	$-	$-	$-
Time deposits	28,333	-	-	-
Trade receivables	6,875	-	-	-

Total	$71,566	$-	$-	$-

13.	RELATED PARTY TRANSACTIONS

The related party transactions of the Company for the years ended March 31, 2015, 2014 and 2013 are as follows:

	Thousands of Yen			Thousands of U.S. Dollars
	2015	2014	2013	2015

CRO arrangement with Sucampo Pharma Americas, Inc. (Note A)	¥66,212	¥59,115	¥74,006	$552

CRO arrangement with Sucampo Pharma, LLC (Note A)	19,354	44,224	13,197	161

CRO arrangement with Sucampo AG (Note A)	7,451	32,261	61,112	62

Sales of products to Sucampo AG (Note B)	1,529,096	913,841	671,209	12,742

Lease of land to Sucampo Pharma, LLC (Note C)	0	0	4,634	0

License granted to Sucampo AG (Note D)	0	0	45,570	0

License granted by Sucampo AG (Note E)	0	0	59,570	0

Lease of land and buildings from Ueno Fine Chemicals Industry, LTD. (Note F)	4,812	4,812	67,288	40

Settlement payment to Ueno Fine Chemicals Industry, LTD. (Note G)	30,000	0	0	250

Note:

A.	These Contract Research Organization (CRO) arrangements primarily consists of several R&D services related to medical drug products provided to Sucampo Pharma Americas, Inc., Sucampo Pharma, LLC and Sucampo AG, which are subsidiaries of a third party whose majority of shares are owned by the majority shareholders of the Company. The Company provided several R&D support services mainly to research medical drug products, summarize the results, and report to the customers. The terms of the transactions were determined in the same manner as third party transactions.

B.	Sales of products to Sucampo AG include sales of Rescula® (ophthalmic solution) and AMITIZA® (capsule), and their selling prices are determined by taking market prices into consideration. The terms of the transactions are determined in the same way as a third party transaction.

C.	On October 1, 2010, the Company entered into a lease agreement and leased facilities located in the Sanda factory to Sucampo Pharma, LLC. The rental payments were determined by taking real estate appraisal value into consideration.

D.	On April 23, 2009, the Company entered into a licensing agreement whereby the Company granted to Sucampo AG the exclusive rights to develop, manufacture, commercialize, and sell Unoprostone in North America and Canada, for all indications including glaucoma and ocular hypertension. The licensing agreement included contingent payments for reaching various milestones including launching the product within North America and Canada along with certain sales milestones. During the year ended March 31, 2013, Sucampo AG launched the product and paid the Company \45,570 thousand, which the Company recognized as revenue. The royalty for this license was determined based on negotiations and by considering market prices.

E.	On February 23, 2009, the Company entered into a licensing agreement whereby the Company was granted by Sucampo AG the exclusive rights to manufacture and market Amitiza in Japan and the Asia-Oceania region. The Company made a payment to Sucampo AG when New Drug Application for Amitiza was approved and beginning of commercialization launch in Japan. The royalty was determined based on negotiations and by considering market prices.

F.	On April 1, 2004, the Company entered into a lease agreement for land and buildings for the Sanda factory and paid rental fees to Ueno Fine Chemicals Industry, LTD., which is a company whose majority of shares are owned by the majority shareholders of the Company and their close family members. The rental fees for the land and buildings were determined by taking real estate appraisal amounts into consideration.

G.	On December 24, 2014, the Company settled a legal dispute with Ueno Fine Chemicals Industry, LTD. regarding the termination of the facilities subject to the lease agreement described in Note F above. In connection with the settlement, the Company paid Ueno Fine Chemicals Industry, LTD. \30,000 thousand.

The balance due to or due from related parties at March 31, 2015 and 2014 is as follows:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Sucampo Pharma Americas, Inc.:
Trade receivable	¥7,163	¥278	$60
Advance received from customers	-	31,881	-

Sucampo Pharma, LLC:
Trade receivable	¥-	¥1,771	$-
Advance received from customers	7,037	6,392	59

Sucampo AG:
Trade receivable	¥297,850	¥179,094	$2,482
Other current assets	90,915	75,032	758
Ueno Fine Chemicals Industry, LTD.:
Security deposits and guarantee deposits	¥802	¥21,072	$7
Other current assets	401	401	3
Other payables	1,232	4,363	10

14.	NET INCOME PER SHARE

Reconciliation of the differences between basic and diluted net income per share ("EPS") for the years ended March 31, 2015, 2014 and 2013, is as follows:

	Thousands of Yen	Thousands of Shares	Yen	U.S. Dollars
Year Ended March 31, 2015	Net Income	Weighted- Average Shares	EPS

Basic EPS - Net income available to common shareholders	¥1,299,011	19,308	¥67.3	$0.6
Effect of dilutive securities:
Warrants	-	137
Diluted EPS - Net income for computation	¥1,299,011	19,445	¥66.8	$0.6

Year Ended March 31, 2014

Basic EPS - Net income available to common shareholders	¥1,034,336	19,295	¥53.6
Effect of dilutive securities:
Warrants	-	137
Diluted EPS - Net income for computation	¥1,034,336	19,432	¥53.2

Year Ended March 31, 2013

Basic EPS - Net income available to common shareholders	¥552,732	19,557	¥28.3
Effect of dilutive securities:
Warrants	-	84
Diluted EPS - Net income for computation	¥552,732	19,641	¥28.1

15.	SEGMENT INFORMATION

a.	Description of Reportable Segments The disclosures of reportable segments are omitted since the Company falls within a single segment of the manufacturing and sale of pharmaceutical products.

b.	Information about Products and Services

	Thousands of Yen
	2015
	Rescula® Ophthalmic Solution	AMITIZA® Capsule	Research and Development Support Services of Pharmaceuticals	Total
Sales to external customers	¥1,291,879	¥5,171,116	¥96,434	¥6,559,429

	Thousands of Yen
	2014
	Rescula® Ophthalmic Solution	AMITIZA® Capsule	Research and Development Support Services of Pharmaceuticals	Total
Sales to external customers	¥1,483,934	¥3,955,601	¥138,787	¥5,578,322

	Thousands of Yen
	2013
	Rescula® Ophthalmic Solution	AMITIZA® Capsule	Research and Development Support Services of Pharmaceuticals	Total
Sales to external customers	¥1,811,865	¥2,579,829	¥148,317	¥4,540,011

	Thousands of U.S. Dollars
	2015
	Rescula® Ophthalmic Solution	AMITIZA® Capsule	Research and Development Support Services of Pharmaceuticals	Total
Sales to external customers	$10,766	$43,093	$803	$54,662

c.	Information about Geographical Areas

i. Sales

Thousands of Yen
2015
Japan	U.S.A.	Europe	Other	Total
¥2,840,669	¥3,677,643	¥38,789	¥2,328	¥6,559,429

Thousands of Yen
2014
Japan	U.S.A.	Europe	Other	Total
¥2,235,527	¥3,307,041	¥32,261	¥3,493	¥5,578,322

Thousands of Yen
2013
Japan	U.S.A.	Europe	Other	Total
¥1,607,648	¥2,866,427	¥61,112	¥4,824	¥4,540,011

Thousands of U.S. Dollars
2015
Japan	U.S.A.	Europe	Other	Total
$23,672	$30,647	$323	$20	$54,662

Note: Sales are classified by country or region based on the location of customers.

ii.	Property, plant and equipment

Since the amount of property, plant and equipment located in Japan exceeds 90% of the amount of property, plant and equipment on the balance sheet, descriptions regarding the property, plant and equipment are omitted.

d.	Information about Major Customers

	Thousands of Yen
Name of Customers	Sales			Related Products and Services
	2015	2014	2013

Santen Pharmaceutical Co., Ltd.	¥1,289,551	¥1,378,951	¥1,342,356	Rescula® ophthalmic solution

Takeda Pharmaceutical Company Limited	3,610,682	3,146,436	2,327,735	AMITIZA® capsule

Sucampo AG	1,536,547	946,102	777,892	Rescula® ophthalmic solution, AMITIZA® capsule, research and development support services of pharmaceuticals

	Thousands of U.S. Dollars
Name of Customers	Sales	Related Products and Services
	2015

Santen Pharmaceutical Co., Ltd.	$10,746	Rescula® ophthalmic solution

Takeda Pharmaceutical Company Limited	30,089	AMITIZA® capsule

Sucampo AG	12,805	Rescula® ophthalmic solution, AMITIZA® capsule, research and development support services of pharmaceuticals

16.	SUBSEQUENT EVENTS

On May 6, 2015, Sucampo AG and the Company executed a transfer and termination agreement to effectuate the return of all licenses for Unoprostone to the Company. These licenses had provided Sucampo AG with exclusive development and commercialization rights to Unoprostone globally except for Japan, the People's Republic of China, Taiwan and Korea. As a result of this transfer and termination agreement, the Company paid \309,437 thousand ($2,600 thousand) to Sucampo AG, which included \238,000 thousand ($2,000 thousand) for the transfer and assignment of certain rights and assets and \71,437 thousand ($600 thousand) for the reimbursement of an FDA fee.

On June 23, 2015, a stock option plan for remuneration of directors was approved by the Board of Directors of the Company. In addition, a stock option plan for selected employees was approved by the Board of Directors and at the shareholders' meeting on the same date. These stock option plans provide options to purchase a maximum of 36,000 shares of the Company's common stock. The exercise price of these stock options is \1 ($0.0). The exercise period is from July 8, 2015 to July 8, 2045 for directors and from June 24, 2015 to June 23, 2020 for employees.

17.	Significant Differences between Japanese GAAP and U.S. GAAP

Japanese GAAP differs in certain respects from U.S. GAAP. The significant differences between Japanese GAAP and U.S. GAAP as they pertain to the Company are described below, which also includes reconciliations of net income and equity under Japanese GAAP to net income and equity under U.S. GAAP.

Net Income Reconciliation

	Note	Thousands of Yen		Thousands of U.S. Dollars
		2015	2014	2015

Net income under Japanese GAAP		¥1,299,011	¥1,034,336	$10,825
U.S. GAAP adjustments:
Depreciation of property, plant and equipment	(a)	(25,863)	(15,783)	(215)
R&D revenue	(b)	(23,753)	299	(198)
Advance payment for R&D	(c)	40,971	(45,536)	341
Accrued vacation	(d)	1,378	(2,506)	11
Expired stock options	(e)	(8,453)	-	(70)
Trademark	(f)	22,300	22,300	186
Royalty revenue	(g)	88,557	88,557	738
Subtotal		95,137	47,331	793
Tax effect of adjustments		(53,639)	(22,000)	(447)
Effect of tax rate change on unrealized gain on available-for-sale securities	(h)	151,515	-	1,262
Valuation allowance on deferred tax assets	(i)	(23,651)	6,344	(197)

Net income under U.S. GAAP		¥1,468,373	¥1,066,010	$12,236

	Yen		U.S. Dollars
	2015	2014	2015
Earnings per share - Basic:
Under Japanese GAAP	¥67.3	¥53.6	$0.6
U.S. GAAP adjustments	8.8	1.6	0.1

Under U.S. GAAP	¥76.1	¥55.2	$0.7

Earnings per share - Diluted:
Under Japanese GAAP	¥66.8	¥53.2	$0.6
U.S. GAAP adjustments	8.7	1.7	0.1

Under U.S. GAAP	¥75.5	¥54.9	$0.7

Statements of Comprehensive Income

Under Japanese GAAP, the Company is not required to disclose statements of comprehensive income. The statements of comprehensive income under U.S. GAAP are as follows:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Net income	¥1,468,373	¥1,066,010	$12,236
Unrealized gain on available-for-sale securities	1,815,125	193,348	15,126
Total other comprehensive income	1,815,125	193,348	15,126

Comprehensive income	¥3,283,498	¥1,259,358	$27,362

Equity Reconciliation

	Note	Thousands of Yen		Thousands of U.S. Dollars
		2015	2014	2015

Equity under Japanese GAAP		¥11,966,936	¥9,154,937	$99,724
U.S. GAAP adjustments:
Depreciation of property, plant and equipment	(a)	39,724	65,151	331
Inventory	(a)	4,027	4,463	34
R&D revenue	(b)	(5,730)	18,023	(48)
Advance payment for R&D	(c)	(98,138)	(139,109)	(818)
Accrued vacation	(d)	(46,953)	(48,331)	(391)
Expired stock options	(e)	-	-	-
Trademark	(f)	283	(22,017)	2
Royalty revenue	(g)	(453,893)	(542,450)	(3,782)
Subtotal		(560,680)	(664,270)	(4,672)
Tax effect of adjustments		179,315	236,500	1,494
Valuation allowance on deferred tax assets	(i)	-	23,651	-

Equity under U.S. GAAP		¥11,585,571	¥8,750,818	$96,546

Cash Flows Reconciliation

There are no significant differences between Japanese GAAP and U.S. GAAP for purposes of presenting or reconciling the statements of cash flows for the years ended March 31, 2015 and 2014.

Notes:

(a)	Depreciation of property, plant and equipment

Under Japanese GAAP, the Company depreciates property, plant and equipment over the estimated useful life of each asset under the declining-balance method, except for buildings, which are depreciated using the straight-line method, and lease assets, which are depreciated using the straight-line method based on the terms of the lease.

Based on FASB ASC 360, "Property, Plant and Equipment," the cost of a productive facility is one of the costs of the services it renders during its useful economic life. U.S. GAAP requires that this cost be recognized over the expected useful life of the facility in such a way as to allocate it as equitably as possible to the periods during which services are obtained from the use of the facility. Accordingly, the Company applied the straight-line method to all property, plant and equipment for U.S. GAAP purposes.

This difference results in an adjustment to accumulated depreciation, inventory and cost of sales.

The total U.S. GAAP adjustments for depreciation expense are allocated to cost of sales and sales, general and administrative expenses, as follows:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Cost of sales	¥(11,580)	¥(12,229)	$(96)
Sales, general and administrative expenses	(14,283)	(3,554)	(119)
	¥(25,863)	¥(15,783)	$(215)

The following table presents a reconciliation of property, plant and equipment from Japanese GAAP to U.S. GAAP as of March 31, 2015 and 2014:

	Thousands of Yen				Thousands of U.S. Dollars
	2015		2014		2015
	Gross Carrying Amount	Accumulated Depreciation	Gross Carrying Amount	Accumulated Depreciation	Gross Carrying Amount	Accumulated Depreciation

Balance under Japanese GAAP	¥1,948,805	¥(1,600,484)	¥1,937,400	¥(1,521,628)	$16,240	$(13,337)
U.S. GAAP adjustment:
Change in accumulated depreciation	-	39,724	-	65,151	-	331
Balance under U.S. GAAP	¥1,948,805	¥(1,560,760)	¥1,937,400	¥(1,456,477)	$16,240	$(13,006)

(b)	R&D (Research and Development) revenue

Under U.S. GAAP, revenue from Contract Research Organization (CRO) services shall be recognized on a straight-line basis over the contract period. Under Japanese GAAP, the revenue from CRO service is recognized when the final report is submitted to a customer.

(c)	Advance payment for R&D activities

Under U.S. GAAP, advance payment for R&D activities shall be recognized as an expense as the related services are performed. Under Japanese GAAP, advance payment is recognized as an expense when the final report of R&D service is delivered.

(d)	Accrued vacation

Under U.S. GAAP, an employer shall accrue a liability for employees' compensation for future absences, such as vacations, if certain conditions are met. Such liabilities are accrued in the periods in which the benefits are earned. Under Japanese GAAP, there is no specific accounting standard for compensated absence, and as a result, liabilities and the corresponding expenses are generally not recognized in Japan.

The total U.S. GAAP adjustments for accrued vacation are allocated to cost of sales and sales, general and administrative expenses, as follows:

	Thousands of Yen		Thousands of U.S. Dollars
	2015	2014	2015

Cost of sales	¥(21)	¥(768)	$(0)
Sales, general and administrative expenses	1,399	(1,738)	11

	¥1,378	¥(2,506)	$11

(e)	Expired stock options

Under U.S. GAAP, previously recognized compensation cost shall not be reversed if an employee share option, for which the requisite service has been rendered, expires unexercised. Under Japanese GAAP, the Company reverses the amount of previously recognized compensation cost for the expired stock options.

(f)	Trademark

The Company acquired the trademark for Rescula from Sucampo AG on June 1, 2005. Under Japanese GAAP, the Company recorded the trademark on the balance sheet at the transaction price, which the Company amortized over 10 years. As of June 1, 2005, the Company and Sucampo AG were under common control. U.S. GAAP requires the Company to record such transaction under common control at the carrying amount for Rescula in the accounts of Sucampo AG at the time the Company purchased the trademark.

(g)	Royalty revenue

Under Japanese GAAP, the Company recognized royalty revenue for licensing agreements at the time of receipt of the non-refundable payments including upfront and milestone payments both from Sucampo Pharma Americas, Inc. and Sucampo AG. Under U.S. GAAP, the non-refundable upfront and milestone payments shall be recognized, on a straight-line basis, over the contract period and the remaining contract period after the respective milestones are achieved, respectively.

(h)	Effect of tax rate change on unrealized gain on available-for-sale securities

Under U.S. GAAP, when the effective income tax rate changes, the impact of the tax rate change on unrealized gain (loss) on available-for-securities is recognized in income as income taxes expense, whereas under Japanese GAAP, such impact is recognized within equity.

(i)	Valuation allowance on deferred tax assets

Under Japanese GAAP, there is prescriptive guidance for considering the realizability of deferred tax assets. Particularly, if an entity's taxable income does not sufficiently exceed the total of deductible temporary differences for each of the most recent years, no deferred tax assets can be recognized for deductible temporary differences whose timing of reversal cannot be reasonably expected.

In accordance with this accounting guidance, the Company recognized a valuation allowance for deferred tax assets relating to certain temporary differences before the year ended March 31, 2015, considering its taxable income level, although the Company had been profitable for many years. However, the valuation allowance was reversed for the year ended March 31, 2015, since the Company's taxable income sufficiently exceeded the total of deductible temporary differences.

Under U.S. GAAP, realizability of deferred tax assets is judgmentally determined based on weighing positive and negative consideration factors in accordance with ASC 740, "Income Tax." As a result of the consideration of such positive and negative factors, the Company does not recognize a valuation allowance on deferred tax assets under U.S. GAAP as of March 31, 2015 and 2014.

* * * * * *